Glenbrook Life and Annuity Company
                  Glenbrook Life Multi-Manager Variable Account

                                   Supplement
                         dated September 6, 2002 to the
           The Allstate(R) Provider Variable Annuity Series Prospectus
                                dated May 1, 2002

This supplement amends certain disclosures contained in the above-referenced prospectus for the Allstate Provider Advantage Variable Annuity contract and the Allstate Provider Ultra Variable Annuity contract (each, a "Contract"). Please keep this supplement for future reference together with your prospectus.

On September 6, 2002, it is expected that the Quality Growth Stock Fund ("Quality Growth Fund") of the STI Classic Variable Trust ("STI Trust") will be merged into the Capital Appreciation Fund of the STI Trust. As a result, immediately following the merger, both the Quality Growth Stock and the Capital Appreciation Variable Sub-Accounts available under your Contract will own shares of STI Trust's Capital Appreciation Fund. To avoid duplication and confusion, we will combine the Quality Growth Stock Variable Sub-Account into the Capital Appreciation Variable Sub-Account in conjunction with the combination of the Funds. When we combine the Variable Sub-Accounts, you will receive an interest in the Capital Appreciation Variable Sub-Account equal in value to your interest in the Quality Growth Stock Variable Sub-Account at the time of the combination. Thereafter, we no longer will offer the Quality Growth Stock Variable Sub-Account as an investment alternative. Therefore, please delete all references in the prospectus to the "Quality Growth Stock Variable Sub-Account" and the "Quality Growth Stock Fund," and change all references throughout the prospectus to the availability of "40" Variable Sub-Accounts to "39" Variable Sub-Accounts and "43" investment alternatives to "42" investment alternatives.